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                                                                    Exhibit 99.2
                                                                    ------------


                            ARTICLES OF AMENDMENT TO
                            ------------------------
               AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
               --------------------------------------------------
                          MARQUETTE ELECTRONICS, INC.
                          ---------------------------

     I.   The name of the Corporation is Marquette Electronics, Inc.

     II.  The text of each amendment adopted is as follows:

          (a) Article 1 is amended by deleting Article 1 in its entirety and inserting in lieu thereof a new Article 1, as follows:

     Article 1. The name of the Corporation shall be Marquette Medical Systems, Inc.

          (b) Articles 4 and 5 are amended by deleting Articles 4 and 5 in their entirety and inserting in lieu thereof, new Articles 4 and 5 as follows:

          Article 4. The total number of shares of all classes which it shall have authority to issue is One Hundred Ten Million (110,000,000) shares consisting of and designated as Thirty Million (30,000,000) Class A Common Shares, Ten ($.10) cents par value, Fifty Million (50,000,000) Class C Common Shares, One ($.01) cent par value, and Thirty Million (30,000,000) Preferred Shares, without par value.

          Article 5. The preferences, limitations and relative rights of each class of shares are:

     (a)  Class A Common Shares and Class C Common Shares:
          -----------------------------------------------

          (1)  Dividends
               ---------

               Dividends payable in cash may be declared on the Class A Common Shares without the declaration of any dividend on the Class C Common Shares, but no such dividend may be declared on the Class C Common Shares unless a dividend payable at the same time and in an amount one hundred (100) times as great per share is concurrently declared on the Class A Common Shares then outstanding.

          (2)  Liquidation Rights
               ------------------

               (i) In the event of any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, the holders of all of the Common Shares then
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          outstanding shall be entitled to be paid out of the assets of the corporation available for distribution to its shareholders, whether such assets are capital surplus or earnings, based on the number of Common Shares held by each holder, provided that the amount distributed with respect to each Class A Common Share shall be one hundred (100) times as great as the amount distributed with respect to each Class C Common Share.

               (ii) A consolidation or merger of the corporation with or into any other corporation or corporations shall not be deemed to be liquidation, dissolution or winding up of the corporation as those terms are used in this Paragraph (2).

          (3)  Reorganizations
               ---------------

               In the event of a consolidation or merger of the corporation with or into any other corporation or any other form of reorganization (other than a sale of assets) in which the corporation is not the surviving entity, the amount distributable with respect to or the number of shares or other securities of the surviving entity or other consideration payable or distributable with respect to each Class A Common Share shall be one hundred (100) times as great as the amount distributed or paid with respect to each Class C Common Share.

          (4)  Voting Rights
               -------------

               (A) Except as otherwise expressly provided herein, each holder of any of the Common Shares shall be entitled to one vote for each share thereof held and except as required by the statutes of the State of Wisconsin, the holders of Class A Common Shares and Class C Common Shares shall vote together and not as separate classes.

               (B) The voting requirements of Subsections 180.1003(3), 180.1103(3), 180.1202(3), 180.1402(3) and 180.1404(2) of the Wisconsin
          Business Corporation Law shall apply and govern the shareholder vote required on a proposal concerning a subject covered by Subsection 180.1003(3), 180.1103(3), 180.1202(3), 180.1402(3) and 180.1404(2).

               (C)  Inapplicability of Wisconsin Business Corporation Law
                    -----------------------------------------------------
                    Section 180.1131
                    ----------------

               The voting rights of the respective classes of shareholders of this corporation otherwise entitled to vote hereunder and, the manner in which such voting rights may be exercised shall not be governed by Wisconsin
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          Business Corporation Law Section 180.1131 notwithstanding that the subject matter to be voted upon might otherwise be subject thereto.

          (5)  Right of First Refusal -- Class C Common Shares
               -----------------------------------------------

               No holder of the Class C Common Shares may sell, encumber or transfer for value, any Class C Common Shares without first depositing the certificate(s) evidencing such shares with the Corporation, duly endorsed for transfer, and simultaneously notifying the Corporation, in writing, of the proposed transaction including the identity of the transferee and the price or other consideration to be paid. Within thirty (30) days following such deposit and notification, the Corporation may purchase such Class C Common Shares by paying to the holder of such shares the lower of the price offered by the proposed transferee, or one (1c) cent per share by delivery of the purchase price to the holder of such shares, failing which the shares evidenced by the certificate(s) so deposited may be sold in accordance with the proposed transaction. The Corporation shall not be obliged to accept, transfer or to re-register certificates evidencing any Class C Common Shares without an affidavit of the transferor and transferee or other evidence to the effect that such transfer is without value. A transfer for value, for purposes of this paragraph, shall include a transfer by any person which is part of a series of transfers or transactions in which the transferee, or a party or entity related to, or affiliated with, the transferee provides value, directly or indirectly, to the transferor or a person or entity related to, or affiliated with, the transferor.

     (b)  Preferred Shares
          ----------------

          (1) The Preferred Shares may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing an Articles of Amendment to the Corporation's Articles of Incorporation, without vote of shareholders and in accordance with Section 180.0602 of the Wisconsin Business Corporation Law (a "Preferred Shares Amendment"), to fix or alter from time to time, the designation, powers, preferences and rights of the shares of each such series, and the qualifications, limitations or restrictions thereof so far as not inconsistent with the provisions of this
     Article 5 and to the full extent now or hereafter permitted by the laws of the State of Wisconsin, including the following:

               (A) The distinctive designation of such series and the number of shares which shall constitute such series,
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          which number may be increased (except where otherwise provided by the
          Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

               (B) The annual rate or rates of dividends payable on shares of such series, whether dividends shall be cumulative and, if so, the date or dates from which dividends shall be cumulative on the shares of such series, the preferences, restrictions, limitations and conditions upon the payment of dividends, and the dates on which dividends, if declared, shall be payable;

               (C) Whether shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

               (D) The rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of such series;

               (E) Whether shares of such series shall have a purchase, retirement or sinking fund for the purchase, retirement, or redemption of shares of such series and, if so, the terms and provisions thereof;

               (F) Whether shares of such series shall have conversion privileges and, if so, the terms and provisions thereof, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

               (G) Whether shares of such series shall have voting rights, in addition to voting rights provided by law, and, if so, the terms and provisions thereof; and

               (H) Any other preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof.

          (2) The holders of the Preferred Shares of each series shall be entitled to receive dividends, when and as declared by the Board of Directors from the funds legally therefor, as they may be entitled to in accordance with the Preferred Share Amendment adopted by the Board of Directors providing for the
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     issuance of such series, payable on such dates as may be fixed in such
     Amendment. So long as there shall be outstanding any shares of Preferred Shares of any series entitled to cumulative dividends pursuant to any such Preferred Share Amendment providing for the issue of such series, no dividend, whether in cash or property, shall be paid or declared, nor shall any distribution be made on the Common Shares (Class A or Class C), nor shall any Common Shares be purchased, redeemed or otherwise acquired for value by the Corporation (except as provided in Section 5) if at the time of making such payment, declaration, distribution, purchase, redemption or acquisition, the Corporation shall be in default with respect to any dividend payable on or obligation to maintain a purchase, retirement or sinking fund with respect to or to redeem shares of Preferred Shares of any series. The foregoing provisions of this Subsection (b)(2) shall not, however, apply to a dividend payable in Common Shares or to the acquisition of Common Shares in exchange for or through the application of the proceeds of the sale of shares of Common Shares. Subject to the foregoing and to any further limitations prescribed in accordance with the provisions of this Section (b) of this Article 5, the Board of Directors may declare, out of any funds legally available therefor, dividends upon the then outstanding Common Shares and the Preferred Shares of any series shall not be entitled to participate therein.

          (3) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Preferred Shares of each series shall be entitled to receive, out of the assets of the Corporation available for distribution to its stockholders before any distribution of assets shall be made to the holders of the Common Shares, the amount per share, if any, fixed by the Board of Directors in the Preferred Shares Amendment, plus in each such case an amount equal to any cumulative dividends thereon to the date of final distribution to the holders of the Preferred Shares, and the holders of the Common Shares shall be entitled, to the exclusion of the holders of the Preferred Shares of any and all series to participate ratably in all the assets of the Corporation then remaining in accordance with their respective rights and preferences. If upon any liquidation, dissolution or winding up of the Corporation the assets available for distribution shall be insufficient to pay the holders of all outstanding shares of Preferred Shares the full amounts to which they shall be entitled, the holders of Preferred Shares of all series shall participate ratably in any distribution of assets according to the respective amounts which would be payable in respect of the Preferred Shares held by them upon such distribution if all amounts payable in respect of the Preferred Shares of all series were paid in full. Neither the statutory merger nor consolidation of the Corporation into or with any other
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     corporation, nor the statutory merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the corporation within the meaning of this Subsection (3).

          (4) The Corporation, at the option of the Board of Directors, may redeem the whole or any part of the Preferred Shares of any series at the price or prices and on the terms and conditions provided in the Preferred Shares Amendment adopted by the Board of Directors providing for the issue of such series.

          (5) Anything herein or in any Preferred Shares Amendment adopted by the Board of Directors providing for the issue of any series of Preferred Shares contained to the contrary notwithstanding, the rights of the holders of all classes of stock of the Corporation in respect of dividends and purchase, retirement or sinking funds, if any, shall at all times be subject to the power of the Board of Directors from time to time to set aside such reserves and to make such other provisions, if any, as the Board of Directors shall deem to be necessary or advisable for working capital, for expansion of the Corporation's business (including the acquisition of real and personal property for the purpose) and for any other purpose of the Corporation.

          (6) Except as otherwise provided by the statutes of the State of Wisconsin or by the Preferred Shares Amendment adopted by the Board of Directors providing for the issue of any series of Preferred Shares, the holders of the Preferred Shares shall have no right to vote. The holders of the Preferred Shares shall not be entitled to receive notice of any meeting of shareholders at which they are not entitled to vote or consent.

          (7) Except as otherwise provided by the statutes of the State of Wisconsin or by the Preferred Shares Amendment adopted by the Board of Directors providing for the issue of any series of Preferred Shares, the vote of the holders of all or any portion of the Preferred Shares, as a class, shall not be required for any action whatsoever to be taken or authorized by the shareholders of the Corporation, including any amendment of the Articles of Incorporation.

     (c)  Waiver of Preemptive Rights
          ---------------------------

          No holder of any of the shares of this Corporation shall be entitled, as of right, to purchase or subscribe for any unissued stock of any class, or any additional shares of any class to be issued by reason of any increase of the authorized
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     shares of the Corporation of any class, or bonds, certificates of indebtedness, debentures or other securities convertible into shares of the Corporation, or carrying any right to purchase any stock of any class and any unissued shares, or such additional authorized issue of any shares or other securities convertible into shares or carrying any rights to purchase such shares may be issued and disposed of, pursuant to resolutions of the Board of Directors, to such persons, firms, corporations or associations and upon such other terms as may be deemed advisable by the Board of Directors in the exercise of its discretion.

     III. Each of the amendments was adopted on the 15th day of August, 1996, in accordance with Section 180.1003 of the Wisconsin Business Corporation Law.

     Executed in duplicate this 15th day of August, 1996.



                           /s/ Timothy C. Mickelson
                          -------------------------------------------
                          Timothy C. Mickelson, President



This document was drafted by
Melvin S. Newman